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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                Date of Report (Date of earliest event reported)


                               February 12, 1998


                                  GENUS, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                                   ----------
         (State or other jurisdiction of incorporation or organization)


           0-17139                               94-2790804
           -------                               ----------
   Commission File Number          (I.R.S. Employer Identification Number)


                              1139 Karlstad Drive
                              Sunnyvale, CA 94089
                              -------------------
                    (Address of principal executive offices)


                                 (408) 747-7120
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On February 12, 1998, the Registrant closed a private placement of up to $10,000,000 of convertible preferred stock to certain institutional investors (the "Investors") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended. The Investors invested $5,000,000 at the closing and will invest another $5,000,000 in the future if certain conditions are met.

     The material agreements between the Registrant and the Investors and a copy of the Registrant's press release announcing the closing of the preferred stock financing have been filed as exhibits to this Current Report on Form 8-K.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                   GENUS, INC.

Date:  February 17, 1998            /s/ MARY F. BOBEL
                                   ------------------------
                                   Mary F. Bobel
                                   Executive Vice President and Chief Financial
                                   Officer


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)  EXHIBITS  (in accordance with Item 601 of Regulation S-K)
              4.2      Convertible Preferred Stock Purchase Agreement, dated
                       February 2, 1998, among the Registrant and the Investors.

              4.3 Registration Rights Agreement, dated February 2, 1998, among the Registrant and the Investors.

              4.4      Certificate of Determination.

             99.1      Press Release dated February 12, 1998


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

                                  INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                             EXHIBIT NAME
-------------------------------------------------------------------------------
    4.2      Convertible Preferred Stock Purchase Agreement, dated
             February 2, 1998, among the Registrant and the Investors.

    4.3 Registration Rights Agreement, dated February 2, 1998, among the Registrant and the Investors.

    4.4      Certificate of Determination.

   99.1      Press Release dated February 12, 1998.



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